UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   Form 8-K/A

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 18, 2007

          Bear Stearns Commercial Mortgage Securities Trust 2007-TOP26
           (Exact name of issuing entity as specified in its charter)

                     Bear Stearns Commercial Mortgage, Inc.
                    Morgan Stanley Mortgage Capital Holdings
                          LLC, successor-in-interest by
                        merger to Morgan Stanley Mortgage
                                  Capital Inc.
                      Principal Commercial Funding II, LLC
                     Wells Fargo Bank, National Association
            (Exact names of sponsors as specified in their charters)

                BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.
              (Exact name of depositor as specified in its charter)

       NEW YORK                     333-130789-05                 13-3411414
   (State or Other                (Commission File               (IRS Employer
     Jurisdiction                 Number of issuing             Identification
   of Incorporation                    entity)                 No. of Depositor)
of the issuing entity)

                               383 Madison Avenue
                            New York, New York 10179
                          (principal executive offices)
        Depositor's telephone number, including area code (212) 272-2000

--------------------------------------------------------------------------------

Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.14e-4(c))

Item 8.01 Other Events

      On April 18, 2007, a single series of certificates, entitled Bear Stearns Commercial Mortgage Securities Inc. Commercial Mortgage Pass-Through Certificates, Series 2007-TOP26 (the "Certificates"), was issued pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2007 (the "Pooling and Servicing Agreement"), by and between the Company, as depositor (the "Depositor"), Wells Fargo Bank, National Association, as master servicer (the "Master Servicer"), Centerline Servicing Inc., as special servicer (the "Special Servicer"), LaSalle Bank National Association, as trustee and custodian (the "Trustee"), and Wells Fargo Bank, National Association, as paying agent (the "Paying Agent"), certificate registrar and authenticating agent. Schedules I, II, III and IV to the Pooling and Servicing Agreement are annexed hereto as
Exhibit 4.

      The exhibit hereto supersedes and is deemed to be substituted for Schedules I, II, III and IV to the Pooling and Servicing Agreement that was filed as Exhibit 4 by the Depositor with the Commission under the Current Report on Form 8-K bearing a Date of Report of April 18, 2007.

Section 9 Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

            (a)   Financial Statements of Business Acquired

                  Not applicable.

            (b)   Pro Forma Financial Information

                  Not applicable.

            (c)   Exhibits:

Exhibit No.       Description
-----------       -----------

4 Schedules I, II, III and IV to the Pooling and Servicing Agreement, dated as of April 1, 2007, by and between Company, the Master Servicer, the Special Servicer, the Trustee and the Paying Agent.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 13, 2007

BEAR STEARNS COMMERCIAL MORTGAGE SECURITIES INC.


By: /s/ Michael A. Forastiere
    --------------------------------
    Name: Michael A. Forastiere
    Title: Vice President